UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	September 30, 2026

PORSCHE Financial Auto Securitization TRUST 2026-1

(Exact name of Issuing Entity with respect to the Notes as specified in its charter)

Central Index Key Number: 0002149768

Commission File Number: 333-275929-01

PORSCHE AUTO FUNDING LLC

(Exact name of Registrant/Depositor as specified in its charter)

Central Index Key Number: 0001541507

Commission File Number: 333-275929

PORSCHE FINANCIAL SERVICES, INC.

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0002003320

Delaware	41-6616320
(State or Other Jurisdiction of Incorporation)	(Issuing Entity's I.R.S. Employer Identification Nos.)

One Porsche Drive Atlanta, Georgia	30354
(Address of Principal Executive Offices)	(Zip Code)

(770) 290-2004

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the sale of the Class A-1, Class A-2a, Class A-2b, Class A-3 and Class A-4 Asset Backed Notes (collectively, the “Notes”) of Porsche Financial Auto Securitization Trust 2026-1 (the “Issuing Entity”), which are described in the Final Prospectus dated September 23, 2026 and which were issued on September 30, 2026 (the “Closing Date”), the Registrant is filing the agreements listed below, each dated as of the Closing Date. The Notes have an aggregate initial principal amount of $911,000,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-275929).

1.            Indenture, by and between the Issuing Entity and U.S. Bank Trust Company, National Association (the “Indenture Trustee”), pursuant to which the Notes were issued.

2.            Purchase Agreement, by and between the Porsche Funding Limited Partnership (“PFLP”), as seller, and Porsche Auto Funding LLC (“PAF”), as purchaser, pursuant to which PFLP will transfer to PAF certain retail motor vehicle installment sales contracts relating to new, CPO and used automobiles and sport utility vehicles (the “Receivables”) and related property.

3.            Sale and Servicing Agreement, by and among the Issuing Entity, PAF, as seller, Porsche Financial Services, Inc. (“PFS”), as servicer, and the Indenture Trustee, pursuant to which the Receivables and related property will be transferred to the Issuing Entity.

4.            Administration Agreement, by and among the Issuing Entity, PFS, as administrator, and the Indenture Trustee, relating to the provision by PFS of certain administration services relating to the Issuing Entity relating to the Notes.

5.            Amended and Restated Trust Agreement, by and between PAF and Wilmington Trust, National Association (the “Owner Trustee”), which amended and restated the trust agreement, dated as of November 10, 2025, pursuant to which the Issuing Entity was created.

6.            Asset Representations Review Agreement, by and among the Issuing Entity, PFS, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, relating to the review of certain representations relating to the Receivables.

7.            Securities Account Control Agreement, by and among the Issuing Entity, PFS, as servicer, the Indenture Trustee and U.S. Bank National Association, as securities intermediary, relating to the maintenance of certain accounts.

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Purchase Agreement, as Exhibit 10.2 is the Sale and Servicing Agreement, as Exhibit 10.3 is the Administration Agreement, as Exhibit 10.4 is the Amended and Restated Trust Agreement, as Exhibit 10.5 is the Asset Representations Review Agreement and as Exhibit 10.6 is the Securities Account Control Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description
4.1	Indenture, dated as of the Closing Date, between the Issuing Entity and the Indenture Trustee.
10.1	Purchase Agreement, dated as of the Closing Date, between PFLP and PAF.
10.2	Sale and Servicing Agreement, dated as of the Closing Date, among the Issuing Entity, PAF, PFS and the Indenture Trustee.
10.3	Administration Agreement, dated as of the Closing Date, among the Issuing Entity, PFS, as administrator, and the Indenture Trustee.
10.4	Amended and Restated Trust Agreement, dated as of the Closing Date, between PAF and the Owner Trustee.
10.5	Asset Representations Review Agreement, dated as of the Closing Date, among the Issuing Entity, PFS, as sponsor and servicer, and Clayton Fixed Income Services LLC.
10.6	Securities Account Control Agreement, dated as of the Closing Date, among the Issuing Entity, PFS, as servicer, the Indenture Trustee and U.S. Bank National Association, as securities intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2026	PORSCHE AUTO FUNDING LLC

	By:	/s/ Tobias Hausladen
	Name:	Tobias Hausladen
	Title:	Treasurer
(senior officer in charge of securitization)

	By:	/s/ Eli Yaremenko
	Name:	Eli Yaremenko
	Title:	Assistant Treasurer

8-K re: final transaction documents